United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2025

ISRAEL ACQUISITIONS CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41593	87-3587394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	ISRLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ISRL	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ISRLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Business Combination Agreement

On January 26, 2025, Israel Acquisitions Corp, a Cayman Islands exempted company (the “Company” or “IAC”) and Gadfin Ltd., a company domiciled in Israel (“Gadfin”) entered into a business combination agreement (the “Agreement”), pursuant to which, among other things, and subject to the terms and conditions contained therein (i) Gadfin will cause a company organized under the laws of the State of Israel and wholly owned by a trustee (the “NewPubco”) to be formed, (ii) Gadfin will cause a company organized under the laws of the State of Israel and wholly owned, direct subsidiary of NewPubco (“Merger Sub 1”) to be formed, (iii) Gadfin will cause a Cayman Islands exempted company and wholly owned, direct subsidiary of NewPubco (“Merger Sub 2”) to be formed, (iv) Gadfin will cause NewPubco, Merger Sub 1 and Merger Sub 2 to become a party to the Agreement by delivering a joinder to the Agreement, (v) Gadfin will effect the Share Split, (vi) NewPubco, the shareholders of Gadfin and the holders of equity awards of Gadfin will effect the Acquisition Merger (as defined herein), (vii) Merger Sub 1 will merge with and into Gadfin, with Gadfin surviving the merger as a direct wholly owned subsidiary of NewPubCo (the “Acquisition Merger”), and (viii) Merger Sub 2 will merge with and into IAC, with IAC surviving the merger as a direct wholly owned subsidiary of NewPubCo (the “IAC Merger”, and together with the Acquisition Merger, the “Mergers”). The collective transactions referenced in (i)-(viii) are hereinafter referred to as the “Transactions”. The terms of the Agreement, which contain customary representations and warranties, covenants, closing conditions, termination provisions, and other terms relating to the Transactions, are summarized below. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

Share Split and Acquisition Merger

Prior to the closing of the Transactions (the “Closing”), Gadfin will effect a share split under which each ordinary share and preferred share of Gadfin issued and outstanding will be split into a number of ordinary shares or preferred shares, as applicable, determined by multiplying each such ordinary share or preferred share of Gadfin, as applicable, by the Split Factor (the “Share Split”).

Under the Agreement, holders of Gadfin equity interests are expected to receive approximately $200,000,000 (the “Gadfin Equity Value”) in aggregate consideration in the form of NewPubco Ordinary Shares, equal to the quotient obtained by dividing (a) the Gadfin Equity Value by (b) the fully diluted number of Gadfin ordinary shares and preferred shares (including ordinary shares issuable upon exercise, vesting and settlement of Gadfin options and Gadfin warrants and other convertible securities of Gadfin); provided however, in the event Gadfin does not record at least $4,500,000 in deferred revenue by the Closing date, the Gadfin Equity Value shall be $150,000,000.

In addition, following the Closing and subject to the occurrence of the $12.50 Share Price Milestone and/or the $15.00 Share Price Milestone, NewPubco shall issue to each holder of Gadfin as of immediately prior to the Acquisition Merger Effective Time, a certain number of Price Adjustment Earnout Shares, subject to the terms and conditions set forth therein.

Immediately after the Share Split, and at the effective time of the Acquisition Merger, Merger Sub 1 will be merged with and into Gadfin upon the terms and subject to the conditions set forth in the Agreement, and in accordance with the applicable provisions of the Israeli Companies Law (“ICL”), whereupon the separate corporate existence of Merger Sub 1 will cease and Gadfin will continue its existence under the ICL as the surviving corporation and become a wholly owned subsidiary of NewPubco (the “Acquisition Surviving Sub”), on the terms and subject to the conditions set forth in the Agreement. From and after the effective time of the Acquisition Merger, Gadfin will possess all the rights, powers, privileges, properties and franchises and be subject to all of the obligations, liabilities and duties of Gadfin and Merger Sub 1, all as provided under the ICL. As soon as practicable after the determination of the date on which the Closing is to take place, each of Gadfin and Merger Sub 1 shall, in coordination with each other, deliver to the Israeli Register of Companies (the “Companies Registrar”) a notice of the contemplated Acquisition Merger, setting forth the proposed date of the Closing on which the Companies Registrar is requested to issue a certificate evidencing the Acquisition Merger in accordance with Section 323(5) of the ICL (the “Certificate of Merger”), after another notice that the Closing has occurred is served to the Companies Registrar, which the parties shall deliver as of the date of Closing Date. The Acquisition Merger will become effective upon the issuance by the Companies Registrar of the Certificate of Merger in accordance with Section 323(5) of the ICL (such time as the Acquisition Merger becomes effective being the “Acquisition Merger Effective Time”).

At the Acquisition Merger Effective Time, by virtue of the Acquisition Merger and without any action on the part of Gadfin, Merger Sub 1 or any holders of ordinary shares or preferred shares of Gadfin or shares of Merger Sub 1: (i) all ordinary shares or preferred shares of Gadfin that are owned by Gadfin or any wholly owned subsidiary of Gadfin, if any, shall be deemed to have been transferred to NewPubco and no consideration shall be delivered or deliverable in exchange therefor, (ii) each ordinary share of Gadfin issued and outstanding immediately prior to the Acquisition Merger Effective Time (except for treasury shares of Gadfin) will, by virtue of the Acquisition Merger and upon the terms and subject to the conditions set forth in the Agreement, automatically be deemed to have been converted and represent only the right to receive a number of NewPubco Ordinary Shares equal to the Company Merger Ratio, (iii) each preferred share of Gadfin issued and outstanding immediately prior to the Acquisition Merger Effective Time (except for treasury shares of Gadfin) will, by virtue of the Acquisition Merger and upon the terms and subject to the conditions set forth in this Agreement, automatically be deemed to have been converted and represent only the right to receive a number of NewPubco Ordinary Shares equal to the Company Merger Ratio, (iv) unless otherwise exercised prior to the Acquisition Merger Effective Time, each warrant of Gadfin issued and outstanding immediately prior to the Acquisition Merger Effective Time, will, by virtue of the Acquisition Merger and upon the terms and subject to the conditions set forth in this Agreement, be converted and represent the right to receive a warrant to purchase NewPubco Ordinary Shares equal to the number of ordinary shares of Gadfin subject to such warrant, multiplied by (A) the Split Factor, and (B) the Company Merger Ratio, (v) immediately prior to the Acquisition Merger Effective Time and pursuant to the resolutions of the board of directors of Gadfin, all outstanding Company Options shall be assumed by NewPubco, (vi) each Company Option of Gadfin that is issued and outstanding prior to the Acquisition Merger Effective Time will automatically cease to represent a right to acquire an ordinary share of Gadfin and shall automatically be assumed by NewPubCo and converted into an option to acquire such number of NewPubco Ordinary Shares equal to the number of ordinary shares of Gadfin subject to such option, multiplied by (A) the Split Factor, and (B) the Company Merger Ratio, and (vii) each ordinary share of Merger Sub 1 issued and outstanding immediately prior to the Acquisition Merger Effective Time will be converted into one ordinary share of the Acquisition Surviving Company, and all such ordinary shares shall constitute the only outstanding share capital of the Acquisition Surviving Company.

IAC Merger and IAC Merger Consideration

Immediately after the Acquisition Merger Effective Time and on the terms and subject to the conditions set forth in the Agreement and in accordance with the Companies Act (as revised) of the Cayman Islands (the “Cayman Companies Law”), IAC will consummate the IAC Merger (the date on which the IAC Merger occurs referred to herein as the “IAC Merger Closing Date”). On the IAC Merger Closing Date, IAC, NewPubco and Merger Sub 2 will (i) cause the a plan of merger, in such form as mutually agreed by IAC and Gadfin (the “Plan of Merger”) to be duly executed and filed with the Registrar of Companies of the Cayman Islands as provided by Section 233 of the Cayman Companies Law, and (ii) make any other filings, recordings or publications required to be made by IAC or Merger Sub 2 under the Cayman Companies Law in connection with the IAC Merger. The IAC Merger will become effective on the date as specified in the Plan of Merger in accordance with the Cayman Companies Law. The IAC Merger shall become effective on the date and time as specified in the Plan of Merger that has been registered by the Registrar of Companies of the Cayman Islands (such date and time is hereinafter referred as the “IAC Merger Effective Time”). Following the IAC Merger Effective Time, the (i) separate existence of Merger Sub 2 will cease, it will be struck off the Register of Companies in the Cayman Islands and IAC shall continue as the surviving company of the IAC Merger (“IAC Surviving Company”) and (ii) IAC will (A) become a direct, wholly owned subsidiary of NewPubco, (B) continue to be governed by the Laws of the Cayman Islands, and (C) succeed to and assume all of the rights, properties and obligations of Merger Sub 2 in accordance with the Cayman Companies Law, and the shareholders of IAC will be entitled to the IAC Merger Consideration (as defined below).

Under the Agreement, at the IAC Merger Effective Time, (a) each IAC unit, consisting of one IAC Class A Share (as defined below) and one IAC Warrant (as defined below, and such units the “IAC Units”) issued and outstanding immediately prior to the IAC Merger Effective Time will be automatically detached and the holder will be deemed to hold one IAC Class A ordinary share, par value $0.0001 (the “IAC Class A Shares”) and one warrant entitling the holder to purchase one IAC Class A Share at a price of $11.50 (the “IAC Warrants”), (b) each Class B ordinary share of IAC, par value $0.0001 (the “IAC Class B Shares”) will automatically be converted into one IAC Class A Share and each IAC Class B Share will no longer be outstanding and will be automatically cancelled, (c) each IAC Class A Share issued and outstanding prior the IAC Merger Effective Time will automatically be cancelled in exchange for the right to receive one NewPubco Ordinary Share for each IAC Class A Share, (the “IAC Merger Consideration”), (d) each IAC Warrant that is outstanding and unexercised immediately prior to the Merger Effective Time will cease to represent an IAC Warrant in respect of IAC Shares and will be assumed by NewPubco and automatically converted into a warrant to acquire NewPubco Ordinary Shares, (e) any IAC Share owned by IAC as treasury shares or by a subsidiary of IAC immediately prior to the IAC Merger Effective Time will be automatically cancelled and will cease to exist without any conversion or payment therefor, (f) each IAC share subject to redemption rights issued and outstanding immediately prior to the IAC Merger Effective Time will be automatically cancelled and cease to exist and will thereafter represent only the right to be paid a pro rata share of the redemption amount in accordance with IAC Articles of Association, (g) each IAC share issued and outstanding prior to the IAC Merger Effective Time for which any IAC shareholder had validly exercised their dissenters’ rights will not be exchanged for one NewPubco Ordinary Share and will be automatically cancelled and will thereafter represent only the right to be paid the fair value of such shares and any other rights granted by the Cayman Companies Law, and (h) each ordinary share of Merger Sub 2 issued and outstanding immediately prior to the Merger Effective Time will be converted into one ordinary share of the IAC Surviving Company.

Representations and Warranties

The Agreement contains representations and warranties of the parties thereto that are customary for transactions of this type, including representations and warranties relating to (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Agreement, (d) legal compliance and approvals, (e) financial statements and liabilities, (f) consents and requisite governmental approvals, (g) material contracts, (h) absence of changes, (i) litigation, (j) compliance with applicable laws, (k) labor matters and employees benefit plans, (l) environmental matters, (m) intellectual property and privacy, (n) insurance, (o) taxes, (p) real and personal property, and (q) transactions with affiliates, and with respect to IAC only, (i) public filings, (ii) the Investment Company Act and (iii) IAC’s trust account.

Non-Survival

None of the representations, warranties, covenants, obligations or other agreements in the Agreement or in any certificate or instrument delivered pursuant to the Agreement, including any rights arising out of any breach of such representations, warranties, covenants, agreements and other provisions, will survive the Acquisition Merger Effective Time and all such representations, warranties, covenants or other agreements will terminate and expire upon the occurrence of the Acquisition Merger Effective Time (and there will be no liability after the Acquisition Merger Effective Time in respect thereof), except for those covenants and agreements contained therein that by their terms expressly apply in whole or in part after the Acquisition Merger Effective Time and then only with respect to any breaches occurring after the Acquisition Merger Effective Time.

Conditions to Consummation of the Agreement

Mutual Conditions to Closing

The consummation of the Transactions is conditioned upon, among other things, (a) the Registration Statement / Proxy Statement shall have become effective in accordance with the provisions of the Securities Act; (b) receipt of Gadfin’s shareholder approval, (c) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions, (d) receipt of IAC’s shareholder approval, (e) receipt of the ISA Exemption, (f) receipt of the Israeli Tax Ruling, and (f) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act.

IAC’s Conditions to Closing

The obligations of IAC to consummate the Transactions are conditioned upon, among other things, customary closing conditions, including no Gadfin Material Adverse Effect having occurred.

Gadfin’s Conditions to Closing

The obligations of Gadfin to consummate the Transactions are also conditioned upon, among other things, customary closing conditions, including, without limitation, (a) Aggregate Transaction Proceeds being greater than or equal to $15,000,000 (“Minimum Cash Condition”), (b) no Transaction Expenses Cap Excess, if any, shall have remained outstanding, (c) if applicable, IAC and Gadfin shall have reached an agreement on the terms of the Dilution Cap Breach Adjustment.

Termination

The Agreement allows the parties to terminate the Agreement if specified customary conditions described in the Agreement are not satisfied, subject to certain limited exceptions, and also if the Transactions have not been consummated by December 31, 2025 (the “Termination Date”).

The Agreement also allows the parties to terminate the Agreement if (a) any Governmental Entity takes action prohibiting the Transactions, (b) if IAC Shareholder Approval is not obtained, (c) if Gadfin Shareholder Approval is not obtained, and (d) if Gadfin has not met the Threshold Raised Amount.

IAC may terminate the Agreement if (a) IAC declares a PCAOB Related Default that remains uncured for ten (10) business days, and (b) if the representations and warranties of Gadfin are not true and correct or if Gadfin has materially breached any covenant or agreement as set forth in the Agreement.

Gadfin may terminate the Agreement, (a) at any time prior to the receipt of the Gadfin Shareholder Approval, in order to immediately enter into a written definitive agreement with respect to a Superior Proposal, and (b) if the representations and warranties of IAC are not true and correct or if IAC has materially breached any covenant or agreement as set forth in the Agreement. In the event the Agreement is terminated by Gadfin in order to accept a Superior Proposal, Gadfin will pay to IAC a termination fee of $10,000,000. In the event the Agreement is terminated by Gadfin pursuant to clause (b) of this paragraph, IAC will pay to Gadfin a termination fee of $10,000,000.

In the event the Agreement is terminated for any reason other than by Gadfin pursuant to Section 7.1(c) of the Agreement, or by IAC or Gadfin the case may be, pursuant to Section 7.1(f) or Section 7.1(g), Gadfin shall pay to IAC an mount equity to five percent (5%) of any IAC Introduced Financing Amount from any source during the period beginning October 16th, 2024 and extending through the twelve months immediately following the effective date of such termination.

If the Agreement is validly terminated, none of the parties to the Agreement will have any liability or any further obligation under the Agreement, with the exception of (a) the confidentiality obligation set forth in Section 5.3(a) and Section 7.2 of the Agreement and (b) the Confidentiality Agreement.

The foregoing description of the Agreement is subject to and qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Certain Related Agreements

Sponsor Support Agreement

Concurrently with the execution of the Agreement, each of the Sponsor, IAC and Gadfin entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) whereby the Sponsor has agreed, among other things, (a) to vote in favor of the Agreement and the Transactions on the terms and subject to the conditions set forth in the Sponsor Support Agreement, (b) in the event the Covered Shares represent more than 30% of NewPubco Ordinary Shares issued and outstanding immediately following Closing, Sponsor will irrevocably forfeit and surrender, immediately prior to Closing, for no consideration, a number of Sponsor Shares, up to a maximum of 1,429,000 Sponsor Shares, in order to reduce the Sponsor’s holding in NewPubco below the Dilution Cap, and (c) if, immediately prior to or at the Closing, SPAC incurs a Transaction Expenses Cap Excess without obtaining the prior written consent of the Company to incur such Transaction Expenses Cap Excess, then at the election of Gadfin in its sole discretion, Sponsor shall either (x) irrevocably transfer to such Persons entitled to the respective Transaction Expenses Cap Excess such number of SPAC Shares or SPAC Warrants that will satisfy and settle such Transaction Expenses Cap Excess, reasonably acceptable to Gadfin or (y) pay directly to NewPubco any such Transaction Expenses Cap Excess, such that only Sponsor bears such Transaction Expenses Cap Excess . The Sponsor also agreed that it will not (a) transfer any of the Sponsor Shares or grant any security interest in the Sponsor Shares pursuant to the Agreement or to another shareholder of IAC, (b) deposit any Sponsor Shares into a voting trust or enter into a voting arrangement that is inconsistent with the Sponsor Support Agreement or (c) enter into any arrangement with respect to the acquisition or sale of any of the Sponsor Shares. The Sponsor has also agreed to waive its rights to the treatment of its Sponsor Shares and to not participate in any redemption by tendering or submitting any IAC equity securities held by the Sponsor for redemption.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a form copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Transaction Support Agreement

Concurrently with the execution of the Agreement, certain Gadfin shareholders entered into Transaction Support Agreements, pursuant to which, among other things, each of such Gadfin shareholders, separately and independently, has agreed to vote in favor of the approval of the proposals at the applicable Gadfin shareholders’ meetings.

The foregoing description of the Transaction Support Agreement is subject to and qualified in its entirety by reference to the full text of the Transaction Support Agreement, a form copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Registration Rights and Lock-Up Agreement

At the Closing, NewPubco, IAC, specified Gadfin shareholders and the Sponsor will enter into a Registration Rights and Lock-Up Agreement, (the “Registration Rights Agreement”) pursuant to which, among other things, the parties thereto will be granted customary demand and piggyback registration rights with respect to NewPubco Ordinary Shares at Closing and will have agreed to customary lock-up restrictions for a period of six (6) months following the Closing, with such shares being released from lock-up in twelve monthly increments following such six (6) month period, subject to earlier release if specified share price hurdles are achieved.

The form of the Registration Rights Agreement shall be mutually agreed by Gadfin and IAC prior to Closing, provided that such Registration Rights Agreement shall incorporate the key terms set forth in Annex II of the BCA.

Subscription Agreements and PIPE Investment

Prior to the earlier of Closing and the termination of the Agreement, IAC, NewPubCo and Gadfin will use their commercially reasonable efforts to obtain PIPE Financing by executing PIPE Subscription Agreements with investors and consummate the purchases contemplated by the PIPE Subscription Agreements.

The closing of the sale of the PIPE Shares pursuant to the PIPE Subscription Agreements will take place substantially concurrently with the Closing and will be subject to customary closing conditions. The purpose of the PIPE Investment is to raise additional capital for use by the post-combination company following the Closing. Any financing that occurs after the execution of the Agreement shall require the written consent of both parties, provided, that Gadfin may raise any Company Permitted Interim Financing, without the written consent of IAC.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of NewPubco that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Rule 506(c) of Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On January 27, 2025, IAC and Gadfin issued a joint press release announcing the execution of the Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be incorporated or deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the timing and effects of the consummation of the Merger and the achievement of certain milestones. All statements, other than statements of historical fact included in this Current Report on Form 8-K, regarding our strategy, future operations, financial position, estimated revenues, projections, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “ continue,” “shall,” “will,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including factors which are beyond the Company’s control.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the IAC ordinary shares and on the Company’s results because of any failure to complete the Transactions (including, due to failure to satisfy the conditions to the closing of the Transactions); uncertainties as to the timing of the consummation of the Transactions; potential litigation relating to the Transactions; other economic, business, competitive and/or regulatory factors affecting the proposed Transactions; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 28, 2024 and Quarterly Reports on Form 10-Q filed on May 15, 2024, August 14, 2024 and November 15, 2024 for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, respectively, which are on file with the SEC, and in Company’s subsequent SEC filings. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed transaction, the Company intends to file a registration statement, which will include a preliminary proxy statement/prospectus with the SEC. The proxy statement/prospectus will be sent to the stockholders of the Company. The Company and Gadfin also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company and Gadfin through the website maintained by the SEC at www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://israelacquisitionscorp.com/ or upon written request to the Company, 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas, 78738.

Participants in the Solicitation

IAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IAC in connection with the Business Combination. Gadfin, NewPubco and their respective officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of IAC is set forth in IAC’s Annual Report on Form 10-K, which was filed with the SEC on March 28, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of January 26, 2025, by and among, Israel Acquisitions Corp and Gadfin Ltd.
10.1	Form of Sponsor Support Agreement
10.2	Form of Transaction Support Agreement
99.1	Press Release, dated January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline document)

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K, Item 601(a)(5). IAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAEL ACQUISITIONS CORP

By:	/s/ Ziv Elul
Name: Ziv Elul
Title: Chief Executive Officer and Director

Dated: January 27, 2025